UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cantor Equity Partners III, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2026

Cantor Equity Partners III, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42716	98-1576549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CAEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on November 7, 2025, Cantor Equity Partners III, Inc., a Cayman Islands exempted company (“CAEP”), AIR Limited, a private limited company incorporated under the laws of Jersey (“AIR”), AIR Holdings Limited, a private limited company incorporated under the laws of Jersey (“Pubco”), Genesis Cayman Merger Sub Limited, a Cayman Islands exempted company, and Genesis Jersey Merger Sub Limited, a private limited company incorporated under the laws of Jersey, entered into a business combination agreement (the “Business Combination Agreement”) with respect to a business combination among CAEP, AIR and Pubco (the “Business Combination”).

Forward Purchase Agreement

On May 11, 2026, CAEP and Pubco entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Harraden Circle Investors, LP (“HCI”), (ii) Harraden Circle Special Opportunities, LP (“HCSO”), (iii) Harraden Circle Strategic Investments, LP (“HCSI”), (iv) Harraden Circle Concentrated, LP (“HCC”) (with HCI, HCSO, HCSI, HCC collectively, as “Seller”) for a prepaid share forward transaction. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Seller has agreed to purchase up to 5,000,000 Class A ordinary shares, par value $0.0001 per share, of CAEP (the “Shares”) in accordance with the terms and conditions therein. The Forward Purchase Agreement provides that the Seller will be prepaid an aggregate cash amount (the “Prepayment Amount”) equal to the (i) number of Shares, multiplied by (ii) the per-share redemption price at the closing of the Business Combination (the “Initial Price”). The Seller will be paid the Prepayment Amount directly from CAEP’s trust account on the earlier of (a) one (1) business day after the closing of the Business Combination and (b) the date any assets from the trust account are disbursed in connection with the Business Combination.

From time to time and on any business day on which Nasdaq and commercial banks in the City of New York are open for business (an “Exchange Business Day”) following the closing of the Business Combination (any such date, an “MET Date”), and subject to the terms and conditions therein, the Seller shall terminate the Transaction in whole or in part with respect to a number of Shares equal to or greater than 5,000 Shares that are sold by Seller on or prior to such MET Date by giving notice of such termination and the specified number of Shares (such quantity, the “Terminated Shares”); provided that, notwithstanding the foregoing, if at any time the number of Shares subject to the Forward Purchase Agreement is less than 5,000 Shares, any sale, transfer or other disposition of the number of Recycled Shares by Seller on any Exchange Business Day shall constitute a Mandatory Early Termination with respect to such Recycled Shares on such Exchange Business Day. Upon any sale of Recycled Shares equal to or greater than 5,000 Shares by Seller (or upon sale of any number of Shares if the number of Shares is less than 5,000 Shares at such time), (i) Seller shall provide same-day written notification to Pubco identifying the number of Recycled Shares sold and the price per Recycled Share at which such Recycled Shares were sold (the “Average Price”), and (ii) Pubco shall be entitled to an amount from Seller equal to (a) the Terminated Shares multiplied by (b) the sum of (x) the Initial Price and (y) if the Average Price is greater than $15, the Average Price minus $15, which amount Seller shall pay to Pubco within four settlement cycles following each MET Date. Seller may not sell any Recycled Shares below the minimum sales price or in excess of the volume limits set forth in the Forward Purchase Agreement.

The Forward Purchase Agreement maturity date will be the earlier of (a) 6 months after the closing of the Business Combination, or (b) ten Exchange Business Days following the date upon which Pubco, in its sole discretion, delivers written notice to Seller that Pubco is accelerating the maturity date; provided that such notice will not be effective until three months after the closing of the Business Combination. In addition, Pubco has the right, in its sole discretion, to extend the maturity up to two times by three months each time by delivering written notice to Seller at least ten Exchange Business Days in advance of the then-scheduled maturity date. At maturity, in exchange for the return of the number of remaining Shares under the Forward Purchase Agreement, the Seller shall retain an amount equal to (i) the number of Shares multiplied by (ii) the Initial Price.

The Seller also agreed to waive any redemption rights with respect to the Shares during the term of the Forward Purchase Agreement.

The foregoing description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Lock-up Release

In connection with the closing of the Business Combination, CAEP, AIR and Pubco intend to enter into an agreement to waive the lock-up restrictions applicable for up to 1.5 million Class B ordinary shares, par value $0.0001 per share, of CAEP held by Cantor EP Holdings III, LLC in order to facilitate compliance with certain Nasdaq listing requirements.

Additional Information and Where to Find It

In connection with the Business Combination and the other transactions contemplated by the Business Combination Agreement and the ancillary documents thereto (the “Transactions”), Pubco filed with the United States Securities Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) which includes a preliminary proxy statement of CAEP and a prospectus (the “Proxy Statement/Prospectus”). The definitive proxy statement and other relevant documents have been mailed to shareholders of CAEP as of a record date established for the CAEP shareholder meeting for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. CAEP and/or Pubco have also filed other documents regarding the Transactions with the SEC. This Current Report on Form 8-K (this “Report”) does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CAEP AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH CAEP’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CAEP, PUBCO, AIR AND THE TRANSACTIONS. Investors and security holders may obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by CAEP and Pubco, without charge on the SEC’s website at www.sec.gov or by directing a request to: Cantor Equity Partners III, Inc., 110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com, or upon written request to AIR Limited, via email at investor@air.global, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

No Offer or Solicitation

This Report and the information contained herein are for informational purposes only and are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CAEP or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

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Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions involving Pubco, CAEP and AIR, including expectations, intentions, hopes, beliefs, prospects, financial results and plans regarding Pubco, AIR, CAEP and the Transactions, statements regarding the anticipated benefits and timing of the completion of the Transactions, entry into certain agreements subsequent to the entry into the Business Combination Agreement, the satisfaction of closing conditions to the Transactions, objectives of management for future operations of Pubco, pro forma ownership of Pubco, the upside potential and opportunity for investors, investor benefits, regulatory conditions, competitive position, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions and the level of redemptions of CAEP’s public shareholders, and Pubco’s and AIR’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CAEP’s securities; the risk that the Transactions may not be completed by CAEP’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Transactions, including the approval of CAEP’s shareholders; failure to realize the anticipated benefits of the Transactions; the level of redemptions of CAEP’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the CAEP Class A Ordinary Shares or the Pubco Ordinary Shares; the lack of a third-party fairness opinion in determining whether or not to pursue the Transactions; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after closing of the Transactions; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business; risks related to increased competition in the industries in which Pubco will operate; risks that after consummation of the Transactions, Pubco experiences difficulties managing its growth and expanding operations; challenges in implementing Pubco’s business plan including due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Pubco’s Ordinary Shares will be listed or by the SEC, which may impact Pubco’s ability to list Pubco’s Ordinary Shares and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against Pubco, CAEP or others following announcement of the Transactions, and those risk factors discussed in documents that Pubco and/or CAEP filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, CAEP’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, and the Registration Statement filed by Pubco and AIR and the Proxy Statement/Prospectus contained therein, and other documents filed by CAEP and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of CAEP, AIR and Pubco presently know or that CAEP, AIR and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of CAEP, AIR and Pubco assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of CAEP, AIR and Pubco gives any assurance that any of CAEP, AIR or Pubco will achieve its expectations. The inclusion of any statement in this Report does not constitute an admission by CAEP, AIR or Pubco or any other person that the events or circumstances described in such statement are material.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Forward Purchase Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2026

CANTOR EQUITY PARTNERS III, INC.

By:	/s/ Jane Novak
Name:	Jane Novak
Title:	Chief Financial Officer

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Exhibit 10.1

Date:	May 11, 2026

To:	Cantor Equity Partners III, Inc, a Cayman Islands exempted company (“CAEP”); following the Business Combination, AIR Holdings Limited, a private limited company incorporated under the laws of Jersey and to be renamed AIR Global PLC and converted into a public limited company organized under the laws of Jersey (“AIRH” and together with CAEP, the “Counterparty”).

Address:

From:	Harraden Circle Investors, LP (“HCI”), (ii) Harraden Circle Special Opportunities, LP (“HCSO”), (iii) Harraden Circle Strategic Investments, LP (“HCSI”), (iv) Harraden Circle Concentrated, LP (“HCC”) (with HCI, HCSO, HCSI, HCC collectively, as “Seller”)

Re:	Prepaid Share Forward (the “Transaction”)

The purpose of this agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between Seller and the Counterparty on the Trade Date specified below. The term “Counterparty” refers to CAEP until the Business Combination (as defined below), and to AIRH following the Business Combination. “Target” refers to AIR Limited, a private limited company incorporated under the law of Jersey (“AIR”), prior to the Business Combination.

Certain terms of the Transaction shall be as set forth in this Confirmation, with additional terms as set forth in a Pricing Date Notice (the “Pricing Date Notice”) in the form of Schedule A hereto. This Confirmation, together with the Pricing Date Notice, constitutes a “Confirmation,” and the Transaction constitutes a separate “Transaction” as referred to in the ISDA Form (as defined below).

This Confirmation, together with the Pricing Date Notice, evidences a complete binding agreement between Seller, Target and Counterparty as to the subject matter and terms of the Transaction to which this Confirmation relates and shall supersede all prior or contemporaneous written or oral communications with respect thereto.

The 2006 ISDA Definitions (the “Swap Definitions”) and the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and with the Swap Definitions, the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. If there is any inconsistency between the Definitions and this Confirmation, this Confirmation governs. If, in relation to the Transaction, there is any inconsistency between the ISDA Form, this Confirmation (including the Pricing Date Notice), the Swap Definitions and the Equity Definitions, the following will prevail for purposes of such Transaction in the order of precedence indicated: (i) this Confirmation (including the Pricing Date Notice); (ii) the Equity Definitions; (iii) the Swap Definitions; and (iv) the ISDA Form.

This Confirmation, together with the Pricing Date Notice, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA 2002 Master Agreement (the “ISDA Form”) as if Seller, Target and Counterparty had executed an agreement in such form (but without any Schedule except as set forth herein under “Schedule Provisions”) on the Trade Date.

The terms of the particular Transaction to which this Confirmation relates are as follows, and capitalized terms, as used herein and to the extent not otherwise defined, shall have as their definitions the applicable terms described below:

General Terms

Type of Transaction:	Share Forward Transaction

Trade Date:	May 11, 2026

Valuation Date:	The earlier to occur of (a) the date that is 6-months after the closing of the transactions between Counterparty and Target (the “Business Combination”) pursuant to the Business Combination Agreement, dated as of November 7, 2025 (the “Merger Agreement”), or (b) ten Exchange Business Days following the date upon which Counterparty, in its sole discretion, delivers written notice to Seller that Counterparty is accelerating the Valuation Date provided that any notice delivered pursuant to this clause (2) shall not be effective on any date prior to the date that is 3-months after the closing of the Business Combination. Counterparty shall have the right, in its sole discretion, to extend the Valuation Date up to two times by 3-months each time by delivering written notice to Seller at least ten Exchange Business Days in advance of the then-scheduled Valuation Date.

Pricing Date Notice:	Seller shall deliver to Counterparty the Pricing Date Notice no later than one (1) business day on which Nasdaq and commercial banks in the City of New York are open for business (each such day an “Exchange Business Day”) following the closing of the Business Combination. The Pricing Date Notice shall include the Number of Shares subject to this Confirmation.

Seller:	Seller.

Buyer:	Counterparty.

Shares:	Prior to the closing of the Business Combination, the Class A ordinary shares, par value $0.0001 per share, of Cantor Equity Partners III, Inc, a Cayman Islands exempted company, a Cayman Island exempted company (Ticker: “CAEP”) and after the Business Combination, the ordinary shares, par value $0.01 per share, of AIR Holdings Limited a private limited company incorporated under the laws of Jersey (Ticker: “AIIR”).

Number of Shares:	The Number of Recycled Shares, but in no event more than the Maximum Number of Shares. The Number of Shares is subject to reduction as described under “Mandatory Early Termination”.

Recycled Shares:

A number of free trading Shares (such Shares referred to herein as the “Public Shares”) equal to the number of Shares purchased by Seller from third parties (other than Counterparty) through a broker in the open market (other than through Counterparty) prior to the closing of the Business Combination, including (without limitation) Shares purchased prior to the Trade Date; provided that Seller shall have irrevocably waived all redemption rights with respect to such Shares as provided below in the section captioned “Transactions by Seller in the Shares”. Seller shall specify the number of Recycled Shares (the “Number of Recycled Shares”) in the initial Pricing Date Notice. Seller (i) will only purchase Public Shares for which Counterparty has confirmed in writing that redemption rights were previously validly exercised and have been validly reversed, and (ii) will not purchase Public Shares in excess of the number of redemption reversals confirmed in writing by Counterparty. No Shares shall be considered Recycled Shares unless they are or were purchased in accordance with the foregoing sentence.

Notwithstanding anything to the contrary herein, Seller shall not pay more than the Redemption Price for any Shares purchased by Seller from third parties (other than Counterparty).

Maximum Number of Shares:	Initially 5,000,000 (the “Purchased Amount”).

Initial Price:	The redemption price at the closing of the Business Combination in accordance with the organizational/constitutive documents of the Counterparty (the “Redemption Price”). Notwithstanding the Initial Price, the minimum price at which Seller may sell, transfer or otherwise dispose of any Recycled Shares shall be $10.00 (the “Minimum Sale Price”). Seller shall not sell, transfer or otherwise dispose of any Recycled Shares at a price below the Minimum Sale Price, and any sale of Recycled Shares below the Minimum Sale Price shall constitute a material breach of this Confirmation. The Minimum Sale Price and the Volume Limit (as defined under “Mandatory Early Termination”) shall apply solely to the Recycled Shares subject to this Confirmation, and any other Shares held by Seller shall not be subject to such restrictions.

Prepayment:	Payment of the Prepayment Amount shall be made directly from the Counterparty’s Trust Account maintained by Continental Stock Transfer & Trust Company holding the net proceeds of the sale of the Class A ordinary shares in Counterparty’s initial public offering (the “Trust Account”) on the Prepayment Date.

Counterparty shall provide (a) notice to Counterparty’s trustee of the entry into this Confirmation no later than one (1) Local Business Day following the date hereof, with copy to Seller and Seller’s outside legal counsel, and (b) to Seller and Seller’s outside legal counsel a redacted copy of the final flow of funds that shows the itemized Prepayment Amount due from the Trust Account prior to the closing of the Business Combination with all other wire information in such flow of funds redacted; provided that Seller shall be invited to attend any closing call in connection with the Business Combination.

Prepayment Amount:	On the Prepayment Date, the Counterparty will pay to the Seller an amount equal to the (i) Number of Shares, multiplied by (ii) the Initial Price (“Prepayment Amount”).

Prepayment Date:	The earlier of (a) one (1) Local Business Day after the closing of the Business Combination and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination.

Variable Obligation:	Not applicable.

Redemptions:	Counterparty shall promptly accept any redemption reversal requests in connection with purchases of Shares by Seller for any Public Shares subject to this Confirmation.

Exchange(s):	The Nasdaq Stock Market LLC (“Nasdaq”).

Related Exchange(s):	None.

Reimbursement of Legal Fees and Other Expenses:	Counterparty shall pay to Seller an amount equal to (a) the reasonable and documented out-of-pocket attorney fees incurred by Seller or its affiliates in connection with this Transaction in an amount not to exceed $10,000; and (b) brokerage commissions and other fees and expenses incurred and documented in connection with the acquisition of the Public Shares and pre-approved by Counterparty (such approval at the absolute discretion of Counterparty). Such commissions and other fees and expenses must be substantiated by documentation to confirm such commissions, fees and expenses are incurred, and copies thereof delivered to Counterparty. Reimbursement of Legal Fees and Other Expenses provided in clause (a) herein shall be paid on the first Local Business Day after an invoice and payment instructions are received by the Counterparty in writing (provided that any writing received on or after 5:00 p.m. (New York time) shall be deemed received on the following Local Business Day), but in no event shall such payment be due or payable prior to the closing of the Business Combination. Reimbursement of Legal Fees and Other Expenses provided in clause (b) herein shall be paid four (4) Local Business Days after the Counterparty receives substantiation of any pre-approved expense.

Settlement Terms

Settlement Method Election:	Not Applicable.

Settlement Method:	Physical Settlement. For the avoidance of doubt, any Recycled Shares not sold by Seller as of the Valuation Date shall be returned by Seller to Counterparty in accordance with the section captioned “Valuation Date Consideration”, and physical settlement shall be effected solely through the delivery by Seller of such unsold Recycled Shares to Counterparty. The Recycled Shares so delivered must be the same Recycled Shares originally acquired and held by Seller at the inception of this Transaction; Seller shall not be permitted to satisfy its delivery obligation through the substitution of any other Shares (including, without limitation, any Shares acquired by Seller in the open market or otherwise after the inception of this Transaction).

Settlement Currency:	United States Dollars.

Settlement Date:	Two (2) Exchange Business Days following the Valuation Date.

Excess Dividend Amount:	Ex Amount.

Mandatory Early Termination

From time to time and on any Exchange Business Day following the closing of the Business Combination (any such date, an “MET Date”), and subject to the terms and conditions below, Seller shall terminate the Transaction in whole or in part with respect to a number of Shares equal to or greater than 5,000 Shares that are sold by Seller on or prior to such MET Date by giving notice of such termination and the specified number of Shares (such quantity, the “Terminated Shares”); provided that notwithstanding the foregoing, if at any time the Number of Shares is less than 5,000 Shares, any sale, transfer or other disposition of Recycled Shares by Seller on any Exchange Business Day shall constitute a Mandatory Early Termination with respect to such Recycled Shares on such Exchange Business Day. Upon any sale of Recycled Shares equal to or greater than 5,000 Shares by Seller (or upon sale of any number of Shares if the Number of Shares is less than 5,000 Shares at such time), (i) Seller shall provide same-day written notification to Counterparty identifying the number of Recycled Shares sold and the price per Recycled Share at which such Recycled Shares were sold (the “Average Price”), and (ii) Counterparty shall be entitled to an amount from Seller equal to (a) the Terminated Shares multiplied by (b) the sum of (x) the Initial Price and (y) if the Average Price is greater than $15, the Average Price minus $15, which amount Seller shall pay to Counterparty within four (4) Settlement Cycles following each MET Date. Seller is expressly prohibited from selling any Recycled Shares at a price below the Minimum Sale Price. The Number of Shares shall be reduced by the number of Terminated Shares for which Seller has paid Counterparty as provided for in this clause. For the avoidance of doubt, this section shall apply solely to the Recycled Shares subject to this Confirmation, and any other Shares held by Seller (including any Shares acquired by Seller on behalf of its funds in the open market or otherwise) shall not be Recycled Shares and shall not be subject to this section.

In addition to the foregoing, following the closing of the Business Combination, Seller’s sales of Recycled Shares on any single trading day shall not exceed fifteen percent (15.0%) of the aggregate trading volume of the Shares on such trading day (the “Volume Limit”). Any sale of Recycled Shares by Seller in excess of the Volume Limit shall constitute a material breach of this Confirmation.

The remainder of the Transaction, if any, shall continue in accordance with its terms; provided that if the MET Date is also the Valuation Date, the remainder of the Transaction shall be settled in accordance with the other provisions of “Settlement Terms”.

Valuation Date Consideration:	On the Valuation Date, in exchange for the return of Recycled Shares equal to the Number of Shares to Counterparty, Seller shall retain an amount equal to (i) the Number of Shares multiplied by (ii) the Initial Price. In the event the Valuation Date is accelerated by the Counterparty, the Seller shall transfer Recycled Shares equal to the Number of Shares to a party reasonably acceptable to the Counterparty who agrees to assume the obligations of the Seller hereunder or, if no such substitute Seller is reasonably available, return such Recycled Shares to Counterparty.

Valuation Date Settlement:	The Seller will retain the Valuation Date Consideration from the Prepayment Amount.

Share Adjustments:

Method of Adjustment:	Calculation Agent Adjustment.

Extraordinary Events:

Consequences of Merger Events involving Counterparty:

Share-for-Share:	Calculation Agent Adjustment.

Share-for-Other:	Cancellation and Payment.

Share-for-Combined:	Component Adjustment.

Tender Offer:	Applicable; provided, however, that Section 12.1(d) of the Equity Definitions is hereby amended by adding “, or of the outstanding Shares,” before “of the Issuer” in the fourth line thereof. Sections 12.1(e) and 12.1(l)(ii) of the Equity Definitions are hereby amended by adding “or Shares, as applicable,” after “voting Shares”.

Consequences of Tender Offers:

Share-for-Share:	Calculation Agent Adjustment.

Share-for-Other:	Calculation Agent Adjustment.

Share-for-Combined:	Calculation Agent Adjustment.

Composition of Combined Consideration:	Not Applicable.

Nationalization, Insolvency or Delisting:	Cancellation and Payment (Calculation Agent Determination); provided that in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it shall also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the Nasdaq Global Select Market, Nasdaq Capital Market or the Nasdaq Global Market (or their respective successors) or such other exchange or quotation system which, in the determination of the Calculation Agent, has liquidity comparable to the aforementioned exchanges; if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall be deemed to be the Exchange.

Business Combination Exclusion:	Notwithstanding the foregoing or any other provision herein, the parties agree that the Business Combination shall not constitute a Merger Event, Tender Offer, Delisting or any other Extraordinary Event hereunder.

Additional Disruption Events:

(a) Change in Law:	Applicable; provided that Section 12.9(a)(ii) of the Equity Definitions is hereby amended by adding the words “(including, for the avoidance of doubt and without limitation, adoption or promulgation of new regulations authorized or mandated by existing statute)” after the word “regulation” in the second line thereof.

(b) Failure to Deliver:	Not Applicable.

(c) Insolvency Filing:	Applicable.

(d) Hedging Disruption:	Not Applicable.

(e) Increased Cost of Hedging:	Not Applicable.

(f) Loss of Stock Borrow:	Not Applicable.

(g) Increased Cost of Stock Borrow:	Not Applicable.

Determining Party:	For all applicable events, Seller, unless (i) an Event of Default, Potential Event of Default or Termination Event has occurred and is continuing with respect to Seller, or (ii) if Seller fails to perform its obligations as Determining Party, in which case a Third Party Dealer (as defined below) in the relevant market selected by Counterparty will be the Determining Party.

Counterparty Share Settlement Election Provision (ASC 815-40-25 Compliance)	Notwithstanding anything to the contrary in this Confirmation or the Equity Definitions (including Sections 12.7 and 12.8 thereof), the Transaction shall not be cancelled and settled by payment of any Cancellation Amount or other net settlement payment obligation having the effect of settling all obligations owed under this Transaction upon the occurrence of any Market Disruption Event, Termination Event, or any other event outside the control of Counterparty, other than the retention by the Seller of the Redemption Price per Share (less any amounts owed pursuant to a final non-appealable judgment).

For the avoidance of doubt, no monetary amount other than the Redemption Price per Share (less indemnity or default payment owed, if any, pursuant to a final non-appealable judgment) shall be determined or owed by Counterparty in respect of the value of the Transaction (i.e., Cancellation Amount or similar concept), and the Transaction shall be settled solely through delivery of Shares by Seller to Counterparty and the retention by the Seller of the Redemption Price per Share (less any amounts owed, if any, pursuant to a final non-appealable judgment).

Nothing in this Confirmation shall be interpreted as absolving Counterparty of paying amounts owed hereunder; provided that any such amounts (including damages, indemnity payments, or interest) shall not be determined by reference to the value of the Transaction or the Shares and shall not serve as a substitute for settlement of the Transaction. Nothing in this Confirmation shall be interpreted as absolving Seller of delivering Shares as required under this Transaction.

Additional Provisions:

Calculation Agent:	Seller, unless (i) an Event of Default, Potential Event of Default or Additional Termination Event has occurred and is continuing with respect to Seller, or (ii) if Seller fails to perform its obligations as Calculation Agent, in which case an unaffiliated leading dealer in the relevant market selected by Counterparty in its sole discretion will be the Calculation Agent.

In the event that a party (the “Disputing Party”) does not agree with any determination made (or the failure to make any determination) by the Calculation Agent, the Disputing Party shall have the right to require that the Calculation Agent have such determination reviewed by a disinterested third party that is a dealer in derivatives of the type that is the subject of the dispute and that is not an Affiliate of either party (a “Third Party Dealer”). Such Third Party Dealer shall be jointly selected by the parties within one (1) Business Day after the Disputing Party’s exercise of its rights hereunder (once selected, such Third Party Dealer shall be the “Substitute Calculation Agent”). If the parties are unable to agree on a Substitute Calculation Agent within the prescribed time, each of the parties shall elect a Third Party Dealer and such two dealers shall agree on a Third Party Dealer by the end of the subsequent Business Day. Such Third Party Dealer shall be deemed to be the Substitute Calculation Agent. Any exercise by the Disputing Party of its rights hereunder must be in writing and shall be delivered to the Calculation Agent not later than the third Business Day following the Business Day on which the Calculation Agent notifies the Disputing Party of any determination made (or of the failure to make any determination). Any determination by the Substitute Calculation Agent shall be binding in the absence of manifest error and shall be made as soon as possible but no later than the second Business Day following the Substitute Calculation Agent’s appointment. The costs of such Substitute Calculation Agent shall be borne by (a) the Disputing Party if the Substitute Calculation Agent substantially agrees with the Calculation Agent or (b) the non- Disputing Party if the Substitute Calculation Agent does not substantially agree with the Calculation Agent. If, after following the procedures and within the specified time frames set forth above, a binding determination is not achieved, the original determination of the Calculation Agent shall apply.

Non-Reliance:	Applicable.

Agreements and Acknowledgements Regarding Hedging Activities:	Applicable.

Additional Acknowledgements:	Applicable.

Collateral Provisions:

Grant of Security Interest:	None.

Collateral:	None.

Securities Account:	None.

Securities Intermediary:	None.

Perfection:	None

Schedule Provisions:

Specified Entity:	In relation to both Seller and Counterparty for the purpose of: Section 5(a)(v) of the ISDA Form, Not Applicable; Section 5(a)(vi) of the ISDA Form, Not Applicable; Section 5(a)(vii) of the ISDA Form, Not Applicable; Section 5(b)(v) of the ISDA Form, Not Applicable

Cross-Default	The “Cross-Default” provisions of Section 5(a)(vi) of the ISDA Form will not apply to either party.

Credit Event Upon Merger	The “Credit Event Upon Merger” provisions of Section 5(b)(v) of the ISDA Form will not apply to either party.

Automatic Early Termination:	The “Automatic Early Termination” of Section 6(a) of the ISDA Form will not apply to either party.

Termination Currency:	United States Dollars.

Additional Termination Event:	Will apply to Seller and to Counterparty. The occurrence of any of the following events shall constitute an Additional Termination Event:

(a) The Merger Agreement is terminated prior to the closing of the Business Combination; and

(b) If it is, or, as a consequence of a change in law, regulation or interpretation, it becomes or will become, unlawful for the Seller or Counterparty to perform any of its obligations contemplated by the Transaction; and

(c) Upon the occurrence of any Material Adverse Change of the Counterparty.

Notwithstanding the foregoing, Counterparty’s obligations set forth under the caption, “Reimbursement of Legal Fees and Other Expenses” and both parties’ obligations under the caption “Other Provisions — (d) Indemnification” shall survive any termination due to the occurrence of any of the foregoing Additional Termination Events. Upon any termination that occurs following the closing of the Business Combination due to paragraph (b) or (c) above, Counterparty shall be obligated to promptly accept for redemption all of Seller’s Shares (up to the Number of Shares) in exchange for the Initial Price, less any Prepayment Amount actually received. Except as set forth in the immediately preceding sentence, in all other circumstances no further payments or deliveries shall be due by either Seller to Counterparty or Counterparty to Seller in respect of the Transaction, including without limitation in respect of any settlement amount, breakage costs or any amounts representing the future value of the Transaction, and neither party shall have any further obligation under the Transaction and, for the avoidance of doubt and without limitation, no payments will have accrued or be due under Sections 2, 6 or 11 of the ISDA Form.

Material Adverse Change:	Means any change, event, or occurrence, that, individually or when aggregated with other changes, events, or occurrences has had a materially adverse effect on the business, assets, financial condition or results of operations of Counterparty and its subsidiaries, taken as a whole; provided, however, that no change, event, occurrence or effect arising out of or related to any of the following, alone or in combination, shall be taken into account in determining whether a Material Adverse Change pursuant has occurred: (i) acts of war (whether or not declared), sabotage, military or para-military actions or terrorism, or any escalation or worsening of any such acts, or changes in global, national or regional political or social conditions; (ii) earthquakes, hurricanes, tornados, epidemics and pandemics declared by the World Health Organization or any other reputable third party organization (including the COVID-19 virus) or other natural or man-made disasters; (iii) changes attributable to the public announcement or pendency of the transactions contemplated herein (including the impact thereof on relationships with customers, suppliers, employees or governmental authorities); (iv) changes or proposed changes in law, regulations or interpretations thereof or decisions by courts or any governmental authority; (v) changes or proposed changes in GAAP (or any interpretation thereof); (vi) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital or reinsurance markets (including changes in interest or exchange rates or the price of any security, market index or commodity), in each case, in the United States or anywhere else in the world; (vii) events or conditions generally affecting the industries and markets in which the Counterparty operates; (viii) any failure to meet any projections, forecasts, estimates, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position, provided that this clause (viii) shall not prevent a determination that any change, event, or occurrence underlying such failure (unless otherwise excluded by the other clauses of this proviso) has resulted in a Material Adverse Change; or (ix) any actions expressly required to be taken, or expressly required not to be taken, pursuant to the terms hereof; provided, however, that if a change or effect related to clause (ii) or clauses (iv) through (vii) disproportionately adversely affects the Counterparty and its subsidiaries, taken as a whole, compared to other Persons operating in the same industry as the Counterparty, then such incremental disproportionate impact may be taken into account in determining whether a Material Adverse Change has occurred.

Governing Law:	New York law (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the General Obligations Law).

Credit Support Document:	With respect to Seller and Counterparty, None.

Credit Support Provider:	With respect to Seller and Counterparty, None.

Local Business Days:	Seller specifies the following places for the purposes of the definition of Local Business Day as it applies to it: New York.

Counterparty specifies the following places for the purposes of the definition of Local Business Day as it applies to it: New York, New York, United States of America and Jersey.

Representations, Warranties and Covenants

1.	Each of Counterparty and Seller represents and warrants to, and covenants and agrees with, the other as of the date on which it enters into the Transaction that (in the absence of any written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

(a)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction, it being understood that information and explanations related to the terms and conditions of the Transaction will not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(b)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

(c)	Non-Public Information. It is in compliance with Section 10(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(d)	Eligible Contract Participant. It is an “eligible contract participant” under, and as defined in, the Commodity Exchange Act (7 U.S.C. § 1a(18)) and CFTC regulations (17 CFR § 1.3).

(e)	Tax Characterization. It shall treat the Transaction as a derivative financial contract for U.S. federal income tax purposes, and it shall not take any action or tax return filing position contrary to this characterization.

(f)	Private Placement. It (i) is an “accredited investor” as such term is defined in Regulation D as promulgated under the Securities Act, (ii) is entering into the Transaction for its own account without a view to the distribution or resale thereof and (iii) understands that the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act.

(g)	Investment Company Act. It is not and, after giving effect to the Transaction, will not be required to register as an “investment company” under, and as such term is defined in, the Investment Company Act of 1940, as amended.

(h)	Authorization. The Transaction has been entered into pursuant to authority granted by its board of directors or other governing authority. It has no internal policy, whether written or oral, that would prohibit it from entering into any aspect of the Transaction, including, but not limited to, the purchase of Shares to be made in connection therewith.

(i)	Affiliate Status. It is the intention of the parties hereto that Seller shall not be an “affiliate” (as such term is defined in Rule 405 under the Securities Act) of the Counterparty, including CAEP or AIRH following the closing of the Business Combination, as a result of the transactions contemplated hereunder

(j)	Tender Offer Rules. Counterparty, Target and Seller each acknowledge that the Transaction has been structured, and all activity in connection with the Transaction has been undertaken to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Exchange Act.

(k)	Enforceability. The Transaction, including the Confirmation, when executed and delivered by each of the parties, will constitute the valid and legally binding obligation of each such party, enforceable against each of them in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(l)	Compliance with Other Instruments and Law. The execution, delivery and performance of this Transaction, including the Confirmation, and the consummation of the Transaction, will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of any applicable federal or state statute, rule or regulation, in each case (other than clause (i)), which would have a material adverse effect on it or its ability to consummate the Transaction.

2.	Counterparty represents and warrants to, and covenants and agrees with Seller as of the date on which it enters into the Transaction that:

(a)	Non-Reliance. Without limiting the generality of Section 13.1 of the Equity Definitions, Counterparty acknowledges that Seller is not making any representations or warranties or taking any position or expressing any view with respect to the treatment of the Transaction under any accounting standards.

(b)	Solvency. Counterparty is, and shall be as of the date of any payment or delivery by Counterparty under the Transaction, solvent and able to pay its debts as they come due, with assets having a fair value greater than liabilities and with capital sufficient to carry on the businesses in which it engages. Counterparty: (i) has not engaged in and will not engage in any business or transaction after which the property remaining with it will be unreasonably small in relation to its business, (ii) has not incurred and does not intend to incur debts beyond its ability to pay as they mature, and (iii) as a result of entering into and performing its obligations under the Transaction, (a) it has not violated and will not violate any relevant state law provision applicable to the acquisition or redemption by an issuer of its own securities and (b) it would not be nor would it be rendered “insolvent” (as such term is defined under Section 101(32) of the Bankruptcy Code).

(c)	Public Reports. As of the Trade Date, Counterparty is in material compliance with its reporting obligations under the Exchange Act, and all reports and other documents filed by Counterparty with the Securities and Exchange Commission pursuant to the Exchange Act, when considered as a whole (with the most recent such reports and documents deemed to amend inconsistent statements contained in any earlier such reports and documents), do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)	Disclosure. Counterparty agrees to comply with applicable SEC guidance in respect of disclosure and the Counterparty shall preview with Seller all public disclosure relating to the Transaction and shall consult with Seller to ensure that such public disclosure, including the press release, Form 8-K or other filing that announces the Transaction adequately discloses the material terms and conditions of the Transaction in form and substance reasonably acceptable to Seller; provided that the Form 8-K shall be publicly filed on the first Local Business Day after definitive transaction documents are signed.

(e)	Regulation M and Target Approvals. Counterparty is not on the Trade Date and agrees and covenants that it will not be on any date Seller is purchasing shares that may be included in a Pricing Date Notice, engaged or engaging in a distribution, as such term is used in Regulation M under the Exchange Act, of any securities of Counterparty, other than a distribution meeting the requirements of the exception set forth in Rules 101(b)(10) and 102(b)(7) of Regulation M. Counterparty shall not, until the second Scheduled Trading Day immediately following the dates referenced in the preceding sentence, engage in any such distribution. Counterparty, including Target, also agrees and covenants that the Merger Agreement shall be executed and all required approvals and consents of the Target security holders in connection with the Business Combination shall be obtained and any subsequent valuation periods as contemplated under Regulation M under the Exchange Act, shall be completed in each case no later than CAEP’s redemption deadline.

(f)	No conflicts. The execution and delivery by the Counterparty and Target of, and the performance by the Counterparty and the Target of its obligations under, the Transaction and the Confirmation and the consummation of the transactions contemplated by the Confirmation, including the payments and share issuances hereunder, do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Counterparty, the Target or any of their respective subsidiaries pursuant to) (i) any provision of applicable law, (ii) the organizational documents of any of the Counterparty, the Target or any of their respective subsidiaries, (iii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument binding upon the Counterparty, the Target or any of their respective subsidiaries, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Counterparty, the Target or any of their respective subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Counterparty or the Target of their respective obligations under the Confirmation, except as have been obtained. In addition, the Counterparty and Target covenant and agree not to enter into any agreement or other arrangement that would prohibit, restrict or otherwise prevent the Counterparty from performing its obligations hereunder, including the making of any payment or Share issuance to the Seller.

3.	Seller represents and warrants to, and covenants and agrees with Counterparty as of the date on which it enters into the Transaction and each other date specified that:

(a)	Regulatory Filings. It is in compliance with all material regulatory filings relating to the Counterparty and the Transaction. Seller covenants that it will make all regulatory filings that it is required by law or regulation to make with respect to the Transaction including, without limitation, as may be required by Section 13 or Section 16 under the Exchange Act.

(b)	Shareholder Vote. Seller agrees to not vote any Shares it holds as of the applicable record date in connection with the Business Combination at any meeting of the Counterparty’s shareholders (or to provide a written consent for that purpose with respect to such Shares) if it would be in violation of the Securities and Exchange Commission’s Compliance and Disclosure Interpretation No. 166.01 to do so.

(c)	Private Placement. Seller (i) is an “accredited investor” as such term is defined in Regulation D as promulgated under the Securities Act, (ii) is entering into the Transaction for its own account without a view to the distribution or resale thereof and (iii) understands that the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act.

(d)	Shorting. During the term of the Transaction, Seller agrees not to effect any Short Sales in respect of the Shares prior to the earlier of (a) the Settlement Date and (b) the cancellation of the Transaction. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis).

(e)	Lock-Up; Transfer Restrictions. Seller agrees that, until the earlier of the Valuation Date and the date all Recycled Shares have been sold, it shall not directly or indirectly transfer any Recycled Shares except as in compliance with the terms of this Transaction.

Transactions by Seller in the Shares

Seller hereby waives the redemption rights (“Redemption Rights”) set forth in Counterparty’s memorandum and articles of association in connection with the Business Combination with respect to the Public Shares save for any redemption following the Additional Termination Events set out in (b) and (c) in the Additional Termination Event section above. Any sale, transfer or other disposition of Recycled Shares equal to or greater than 5,000 Shares by Seller shall automatically constitute a Mandatory Early Termination with respect to such Recycled Shares. Seller shall not (i) sell, transfer or otherwise dispose of any Recycled Shares at a price below the Minimum Sale Price, (ii) sell, transfer or otherwise dispose of any Recycled Shares in excess of the Volume Limit on any single trading day, or (iii) effect any sale, transfer or disposition of Recycled Shares equal to or greater than 5,000 Shares without providing written notification to Counterparty and paying to Counterparty, in each case in accordance with the section captioned “Mandatory Early Termination”; provided that notwithstanding the foregoing, if at any time the Number of Shares is less than 5,000 Shares, any sale, transfer or other disposition of Recycled Shares less than 5,000 Shares by Seller on any Exchange Business Day shall constitute a Mandatory Early Termination with respect to such Recycled Shares.

As soon as is reasonable possible, but no longer than 10 business days following the Prepayment Date, the Seller will transfer all Recycled Shares held pursuant to this Confirmation to the Seller’s Prime Brokerage account at a FINRA licensed brokerage with notice to the Counterparty (the “Prime Broker”). The Recycled Shares will be held at the Prime Broker until the Valuation Date or their earlier sale pursuant to an Mandatory Early Termination. The Recycled Shares may not be rehypothecated, lent, pledged, transferred or otherwise used by the Prime Broker for any purpose, and Seller shall instruct the Prime Broker in writing that the Recycled Shares are held subject to this Confirmation and are not available for rehypothecation, securities lending or any similar use. From time to time at the Counterparty’s request, Seller shall instruct the Prime Broker to provide the Counterparty with a report independently confirming the number of Recycled Shares held pursuant to this Confirmation.

On each MET Date the notice given by Seller to Buyer shall include a trade blotter capturing all transactions relating to the Recycled Shares that took place on or prior to the MET Date. From time to time at the Counterparty’s request, Seller shall instruct Prime Broker to provide a report to Counterparty independently confirming the number of Recycled Shares held pursuant to this Confirmation.

No Arrangements

Seller and Counterparty each acknowledge and agree that: (i) there are no voting, hedging or settlement arrangements between Seller and Counterparty with respect to any Shares, other than those set forth herein; (ii) Counterparty will not be entitled to any voting rights in respect of any of the Shares underlying the Transaction; and (iii) Counterparty will not seek to influence Seller with respect to the voting of any Hedge Positions of Seller consisting of Shares.

Wall Street Transparency and Accountability Act

In connection with Section 739 of the Wall Street Transparency and Accountability Act of 2010 (“WSTAA”), the parties hereby agree that neither the enactment of WSTAA or any regulation under WSTAA, nor any requirement under WSTAA or an amendment made by WSTAA, nor any similar legal certainty provision in any legislation enacted, or rule or regulation promulgated, on or after the date of this Confirmation, shall limit or otherwise impair either party’s otherwise applicable rights to terminate, renegotiate, modify, amend or supplement this Confirmation or the ISDA Form, as applicable, arising from a termination event, force majeure, illegality, increased costs, regulatory change or similar event under this Confirmation, the Equity Definitions incorporated herein, or the ISDA Form.

Specific Performance

Seller agrees that irreparable damage may occur for which money damages will be inadequate in the event Seller breaches or otherwise default with respect to the requirements at Section 3(d) (Shorting) or Section 3(e) (Lock-up; Transfer Restrictions) of this Confirmation or the requirement to deliver Shares following the Prepayment Date or the Valuation Date. Accordingly, Counterparty shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity due to any such breach or other default with respect to the requirements at Section 3(d) (Shorting) or Section 3(e) (Lock-up; Transfer Restrictions) of this Confirmation or the requirement to deliver Shares following the Prepayment Date or the Valuation Date.

Address for Notices

Notice to Seller:

Harraden Circle Investments LLC

299 Park Avenue, 21st Floor

New York, NY 10171

Attention: Frederick V. Fortmiller, Jr.

Email:

With a mandatory copy (which shall not constitute notice) to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attn: Giovanni Caruso

Telephone No.: (212) 407-4866

Email:

Notice to Counterparty:

c/o AIR Limited

Festival Office Tower

Dubai, PO Box 117613

United Arab Emirates

Attention:

Mary-Ann Orr and Ronan Barry

Email:

with copies to (but which shall not constitute notice):

Lathan & Watkins (London), LLP

99 Bishopsgate

London, EC2M 3XF, United Kingdom

Attention: Jennifer M. Engelhardt and Ryan Maierson

Email:

And, if prior to the Business Combination:

Cantor Equity Partners III, Inc.

110 East 59th Street

New York, NY 10022

Attn: Chief Executive Officer

Email:

with a copy to (but which shall not constitute notice):

DLA Piper LLP (US)

1251 Avenue of the Americas, 27th

New York, NY 10020-1104

Attention:

Sidney Burke

Stephen P. Alicanti

Email:

Other Provisions.

(a)	Rule 10b5-1.

(i)	Counterparty represents and warrants to Seller that Counterparty is not entering into the Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) for the purpose of inducing the purchase or sale of such securities or otherwise in violation of the Exchange Act, and Counterparty represents and warrants to Seller that Counterparty has not entered into or altered, and agrees that Counterparty will not enter into or alter, any corresponding or hedging transaction or position with respect to the Shares. Counterparty acknowledges that it is the intent of the parties that the Transaction comply with the requirements of paragraphs (c)(1)(i)(A) and (B) of Rule 10b5-1 under the Exchange Act (“Rule 10b5-1”) and the Transaction shall be interpreted to comply with the requirements of Rule 10b5-1(c).

(ii)	Counterparty agrees that it will not seek to control or influence Seller’s decision to make any “purchases or sales” (within the meaning of Rule 10b5-1(c)(1)(i)(B)(3)) under the Transaction, including, without limitation, Seller’s decision to enter into any hedging transactions. Counterparty represents and warrants that it has consulted with its own advisors as to the legal aspects of its adoption and implementation of this Confirmation and the Transaction under Rule 10b5-1.

(iii)	Counterparty acknowledges and agrees that any amendment, modification, waiver or termination of this Confirmation must be effected in accordance with the requirements for the amendment or termination of a “plan” as defined in Rule 10b5-1(c). Without limiting the generality of the foregoing, Counterparty acknowledges and agrees that any such amendment, modification, waiver or termination shall be made in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5, and no such amendment, modification or waiver shall be made at any time at which Counterparty is aware of any material non-public information regarding Counterparty or the Shares.

(b)	[Reserved.]

(c)	Transfer or Assignment. The rights and duties under this Confirmation may not be transferred or assigned by any party hereto without the prior written consent of the other party, such consent not to be unreasonably withheld, subject to the immediately following sentence. If at any time following the closing of the Business Combination at which (A) the Section 16 Percentage exceeds 9.9999%, or (B) the Share Amount exceeds the Applicable Share Limit (if any applies) (any such condition described in clause (A) or (B), an “Excess Ownership Position”),

Seller is unable to effect a transfer or assignment of a portion of the Transaction to a third party on pricing terms reasonably acceptable to Seller and within a time period reasonably acceptable to Seller such that no Excess Ownership Position exists, then Seller may designate any Exchange Business Day as an Early Termination Date with respect to a portion of the Transaction (the “Terminated Portion”), such that following such partial termination no Excess Ownership Position exists. In the event that Seller so designates an Early Termination Date with respect to a portion of the Transaction, a portion of the Shares with respect to the Transaction shall be delivered to Counterparty as if the Early Termination Date was the Valuation Date in respect of a Transaction having terms identical to the Transaction and a Number of Shares equal to the number of Shares underlying the Terminated Portion. The “Section 16 Percentage” as of any day is the fraction, expressed as a percentage, as determined by Seller, (A) the numerator of which is the number of Shares that Seller and each person subject to aggregation of Shares with Seller under Section 13 or Section 16 of the Exchange Act and rules promulgated thereunder and all persons who may form a “group” (within the meaning of Rule 13d-5(b)(1) of the Exchange Act) with Seller directly or indirectly beneficially own (as defined under Section 13 or Section 16 of the Exchange Act and rules promulgated thereunder) and (B) the denominator of which is the number of Shares outstanding.

The “Share Amount” as of any day is the number of Shares that Seller and any person whose ownership position would be aggregated with that of Seller and any group (however designated) of which Seller is a member (Seller or any such person or group, a “Seller Person”) under any law, rule, regulation, regulatory order or organizational documents or contracts of Counterparty that are, in each case, applicable to ownership of Shares (“Applicable Restrictions”), owns, beneficially owns, constructively owns, controls, holds the power to vote or otherwise meets a relevant definition of ownership under any Applicable Restriction, as determined by Seller in its sole discretion.

The “Applicable Share Limit” means a number of Shares equal to (A) the minimum number of Shares that could give rise to reporting or registration obligations or other requirements under Section 16 of the Exchange Act including obtaining prior approval from any person or entity) of a Seller Person, or could result in an adverse effect on a Seller Person, under any Applicable Restriction, as determined by Seller in its sole discretion, minus

(B) 0.0001% of the number of Shares outstanding.

(d)	Indemnification. Each of Counterparty and Seller (each, an “Indemnifying Party”) agrees to indemnify and hold harmless the other party, its affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (each such person being an “Indemnified Party”) from and against any and all losses, incurred by or asserted against such Indemnified Party arising out of, in connection with, or relating to, any breach of any covenant or representation made by the Indemnifying Party in this Confirmation or the ISDA Form, regulatory filings made by the Indemnifying Party related to the Transaction (other than as relates to any information provided by or on behalf of the other party or its affiliates); provided that neither party will be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a non-appealable judgment by a court of competent jurisdiction to have resulted from the other party’s material breach of any covenant, representation or other obligation in this Confirmation or the ISDA Form or from the other party’s willful misconduct, gross negligence or bad faith in performing the services that are subject of the Transaction. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then the applicable Indemnifying Party shall contribute, to the maximum extent permitted by law, to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. In addition (and in addition to any other Reimbursement of Legal Fees and other Expenses contemplated by this Confirmation), the applicable Indemnifying Party will reimburse any Indemnified Party for all reasonable, out-of-pocket, expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of the applicable Indemnifying Party. The Indemnifying Party also agrees that no Indemnified Party shall have any liability to the applicable Indemnifying Party or any person asserting claims on behalf of or in right of the applicable Indemnifying Party in connection with or as a result of any matter referred to in this Confirmation except to the extent that any losses, claims, damages, liabilities or expenses incurred by the applicable Indemnifying Party result from such Indemnified Party’s breach of any covenant, representation or other obligation in this Confirmation or the ISDA Form or from the gross negligence, willful misconduct or bad faith of the Indemnified Party or breach of any U.S. federal or state securities laws or the rules, regulations or applicable interpretations of the Securities and Exchange Commission. The provisions of this paragraph shall survive the completion of the Transaction contemplated by this Confirmation and any assignment and/or delegation of the Transaction made pursuant to the ISDA Form or this Confirmation shall inure to the benefit of any permitted assignee.

(e)	Amendments to Equity Definitions.

(i)	Section 11.2(a) of the Equity Definitions is hereby amended by (i) replacing the words “a diluting or concentrative” with the word “an” and adding the phrase “or such Transaction” at the end thereof;

(ii)	The first sentence of Section 11.2(c) of the Equity Definitions, prior to clause (A) thereof, is hereby amended to read as follows: ‘(c) If “Calculation Agent Adjustment” is specified as the Method of Adjustment in the related Confirmation of a Share Option Transaction or Share Forward Transaction, then, following the announcement or occurrence of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has an economic effect on the Transaction and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:’ and the portion of such sentence immediately preceding clause (ii) thereof is hereby amended by deleting the words “diluting or concentrative”.

(iii)	Section 11.2(e)(vii) of the Equity Definitions is hereby amended by (i) replacing the words “a diluting or concentrative” with the word “an” and (ii) adding the phrase “or the relevant Transaction” at the end thereof;

(iv)	Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (i) deleting from the fourth line thereof the word “or” after the word “official” and inserting a comma therefor, and (ii) deleting the semi-colon at the end of subsection (B) thereof and inserting the following words therefor “or (C) the occurrence of any of the events specified in Section 5(a)(vii)(1) through (9) of the ISDA Form with respect to that Issuer”;

(v)	Section 12.6(c)(ii) of the Equity Definitions is hereby amended by replacing the words “the Transaction will be cancelled,” in the first line with the words “Seller will have the right, which it must exercise or refrain from exercising, as applicable, in good faith acting in a commercially reasonable manner, to cancel the Transaction,”; and

(vi)	Section 12.9(b)(i) of the Equity Definitions is hereby amended by (i) replacing “either party may elect” with “Seller may elect” and (ii) replacing “notice to the other party” with “notice to Counterparty” in the first sentence of such section.

(f)	Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to the Transaction. Each party (i) certifies that no representative, agent or attorney of either party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into the Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

(g)	Attorney and Other Fees. In the event of any legal action initiated by any party arising under or out of, in connection with or in respect of, this Confirmation or the Transaction, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and expenses incurred in such action, as determined and fixed by the court.

(h)	Tax Disclosure. Effective from the date of commencement of discussions concerning the Transaction, Counterparty and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Counterparty relating to such tax treatment and tax structure.

(i)	Securities Contract; Swap Agreement. The parties hereto intend for (i) the Transaction to be (a) a “securities contract” as defined in the Bankruptcy Code, in which case each payment and delivery made pursuant to the Transaction is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment,” within the meaning of Section 546 of the Bankruptcy Code, and (b) a “swap agreement” as defined in the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer,” as such term is defined in Section 101(54) of the Bankruptcy Code and a “payment or other transfer of property” within the meaning of Sections 362 and 546 of the Bankruptcy Code, and the parties hereto to be entitled to the protections afforded by, among other Sections, Sections 362(b)(6), 362(b)(17), 546(e), 546(g), 555 and 560 of the Bankruptcy Code, (ii) a party’s right to liquidate, terminate and accelerate the Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the ISDA Form with respect to the other party to constitute a “contractual right” as described in the Bankruptcy Code, and (iii) each payment and delivery of cash, securities or other property hereunder to otherwise constitute a “margin payment” or “settlement payment” and a “transfer” as defined in the Bankruptcy Code.

(i)	Process Agent. For the purposes of Section 13(c) of the ISDA Form:

Seller appoints as its Process Agent: None

Counterparty appoints as its Process Agent: None.

[Signature page follows]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us at your earliest convenience.

Very truly yours, HARRADEN CIRCLE INVESTORS, LP HARRADEN CIRCLE SPECIAL OPPORTUNITIES, LP HARRADEN CIRCLE STRATEGIC INVESTMENTS, LP HARRADEN CIRCLE CONCENTRATED, LP

By: /s/ Frederick V. Fortmiller
Frederick V. Fortmiller
Authorized Signatory

Agreed and accepted by:

Cantor Equity Partners III, Inc.

By: /s/ Jane Novak
Name: Jane Novak
Title: Chief Financial Officer

AIR Holdings Limited

By: /s/ Stuart Brazier
Name: Stuart Brazier
Title: Chief Executive Officer

SCHEDULE A

FORM OF PRICING DATE NOTICE

Date:	May [*], 2026

To:	Cantor Equity Partners III, Inc., a Cayman Islands exempted company (“Counterparty”)

Address:

Phone:

From:	Harraden Circle Investors, LP (“HCI”), (ii) Harraden Circle Special Opportunities, LP (“HCSO”), (iii) Harraden Circle Strategic Investments, LP (“HCSI”), (iv) Harraden Circle Concentrated, LP (“HCC”) (with HCI, HCSO, HCSI, HCC collectively, as “Seller”)

Re:	OTC Equity Prepaid Forward Transaction

1.	This Pricing Date Notice supplements, forms part of, and is subject to the Confirmation Re: Prepaid Share Forward Transaction, dated as of May __, 2026 (the “Confirmation”), between Counterparty and Seller, as amended and supplemented from time to time. All provisions contained in the Confirmation govern this Pricing Date Notice except as expressly modified below.

2.	The purpose of this Pricing Date Notice is to confirm certain terms and conditions relating to the transaction described in the Confirmation.

Number of Shares:[____]

SCH A-1